UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                          Date of Report: July 30, 2003
                 Date of earliest event reported: July 30, 2003

                                 SONIC SOLUTIONS
             (Exact name of registrant as specified in its charter)

         California                         72870                  93-0925818
   (State or other jurisdiction of      (Commission File       (I.R.S. Employer
      incorporation or organization)         Number)         Identification No.)

                   101 Rowland Way, Suite 110 Novato, CA 94945
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (415) 893-8000




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                       INFORMATION INCLUDED IN THIS REPORT

Items 1 through 6, and item 8 are not applicable.

ITEM 7.  FINANCIAL STATEMENTS.

ITEM 9. REGULATION FD DISCLOSURE (the following discussion is furnished under "Item 12. Results of Operations and Financial Condition").

In accordance with the Securities and Exchange Commission Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Conditions," is furnished under "Item 9. Regulation FD Disclosure."

On July 30, 2003, Sonic Solutions issued a press release announcing the results of its first quarter ended June 30, 2003. The press release is attached hereto as Exhibit 99.1. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.


EXHIBIT:     The following document is filed as an exhibit to this report:


         Exhibit                 Description
         -------    ----------------------------------------------------------
          99.1      Press release dated July 30, 2003.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Sonic Solutions, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Novato, State of California, on the 30th day of July, 2003.



       SONIC SOLUTIONS

                 Signature                                                 Date
                 ---------                                                 ---
        /s/ Robert J. Doris                                      July 30, 2003
        -------------------
            Robert J. Doris
            President and Director (Principal Executive Officer)


        /s/ A. Clay Leighton                                     July 30, 2003
        --------------------
            A. Clay Leighton
            Senior Vice President of Worldwide Operations and
            Finance and Chief Financial Officer (Principal
            Financial Accounting Officer)



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EXHIBIT INDEX


         Exhibit                Description
         -------    --------------------------------------------------------

          99.1      Press release dated July 30, 2003.


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